TELECOMM SALES NETWORK, INC.

116 Morlake Drive, Suite 201

Mooresville, North Carolina 28117

November 27, 2006

Dear Stockholder:

On behalf of the Board of Directors, I am pleased to invite you to attend a Special Meeting of Stockholders of Telecomm Sales Network, Inc. (the “Company”) which will be held at the offices of the Company, located at 116 Morlake Drive, Suite 201, Mooresville, North Carolina 28117, on Monday, January 8, 2007 at 10:00 am, Eastern time.

On the following pages you will find the Notice of the Special Meeting of Stockholders and the Proxy Statement giving information which describes the matters to be acted upon at the meeting.

Of course, members of the Company’s management will be present at the Special Meeting to answer any questions you might have.

Your vote is important. Whether or not you plan to attend the Special Meeting and regardless of the size of your holdings, we encourage you to sign, date, and mail the enclosed proxy card in the postage prepaid envelope provided. Your right to vote in person at the meeting is not effected by returning the proxy card.

Sincerely,

/s/ J. Lloyd Breedlove

J. Lloyd Breedlove

Chairman of the Board

TELECOMM SALES NETWORK, INC.

116 Morlake Drive, Suite 201

Mooresville, North Carolina 28117

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To all Stockholders of Telecomm Sales Network, Inc.:

Notice is hereby given pursuant to the provisions of the General Corporation Law of the State of Delaware that a Special Meeting of the Stockholders of Telecomm Sales Network, Inc., a Delaware corporation (the "Company", "us", "we" or "our"), will be held at the Company’s offices located at 116 Morlake Drive, Suite 201, Mooresville, North Carolina 28117, on Monday, January 8, 2007 at 10:00 am, Eastern time.

The purposes of this meeting are to consider, discuss, vote and act upon the following:

1.

The amendment to the Company’s Certificate of Incorporation to change the name of the Company to Anpath Group, Inc.

2.

The approval of the Company’s 2006 Stock Incentive Plan.

The Board of Directors is soliciting proxies for this Special Meeting of Stockholders. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. PLEASE READ IT CAREFULLY.

The Board has set November 15, 2006 as the record date for the meeting. Stockholders who owned shares of the Company's Common Stock on that date are entitled to attend and vote at the meeting, with each share entitled to one vote. There were 16,000,000 shares of the Company's Common Stock issued and outstanding on November 15, 2006.

Voting materials, which include the Proxy Statement and proxy form, are being mailed to stockholders on or about November 27, 2006.

PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY FORM AND RETURN IT PROMPTLY TO THE COMPANY IN THE ENVELOPE PROVIDED. RETURNING THE PROXY CARD WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

******************************

Our Board of Directors has unanimously approved the above proposals, believing that they are in the best interest of our stockholders and recommends their adoption.

By Order of the Board of Directors,

/s/ J. Lloyd Breedlove

J. Lloyd Breedlove

Chairman of the Board

Dated: November 27, 2006

GENERAL INFORMATION

This Proxy Statement is furnished in connection with our Special Meeting of Stockholders called by our Board of Directors to be held at our offices located at 116 Morlake Drive, Suite 201, Mooresville, North Carolina, 28117, at 10:00 am, Eastern time, on Monday, January 8, 2007, and at any and all postponements, continuations or adjournments thereof. This Proxy Statement and the accompanying Notice of Special Meeting will be first mailed or given to our stockholders on or about November 27, 2006.

All shares of our Common Stock represented in person or by proxy will be eligible to be voted at the meeting.

Our stockholders of record at the close of business on November 15, 2006 (i.e., the record date) will be entitled to vote at the meeting or any adjournment or adjournments of the meeting. On November 15, 2006, we had 16,000,000 issued and outstanding shares of Common Stock entitled to one vote per share on the proposals to be presented at the Special Meeting.

The presence, whether in person, via telephone or other permitted means of attendance, of the holders of a majority of the voting shares entitled to vote at the meeting is necessary to constitute a quorum for the transaction of business at the meeting. An abstention or withholding authority to vote will be counted as present for determining whether the quorum requirement is satisfied. With respect to the vote on any particular proposal, abstentions will be treated as shares present and entitled to vote, and for purposes of determining the outcome of the vote on any such proposal, shall have the same effect as a vote against the proposal. A broker "non-vote" occurs when a nominee holding shares for a beneficial holder does not have discretionary voting power and does not receive voting instructions from the beneficial owner. Broker "non-votes" on a particular proposal will not be treated as shares present and entitled to vote on the proposal. A broker "non-vote" will have the same effect as a vote against the proposals.

Only one Proxy Statement is being delivered to two or more security holders who share an address unless we have received contrary instructions from one or more of the security holders. We will promptly deliver upon written or oral request a separate copy of the Proxy Statement to a security holder at a shared address to which a single copy of the documents was delivered. If you would like to request additional copies of the Proxy Statement, or if in the future you would like to receive multiple copies of proxy statements or annual reports, or, if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so direct us either by writing to J. Lloyd Breedlove, Chairman of the Board, Telecomm Sales Network, Inc., 116 Morlake Drive, Suite 201, Mooresville, North Carolina, 28117 or calling him at (704) 658-3350.

QUESTIONS AND ANSWERS ABOUT THE PROXY STATEMENT AND SPECIAL MEETING

Q:

WHY AM I RECEIVING THIS PROXY STATEMENT AND PROXY?

A:

You are receiving a Proxy Statement and proxy card from us because you own shares of Common Stock of Telecomm Sales Network, Inc. This Proxy Statement describes issues on which we would like you and that you are entitled, as a stockholder, to vote. It also gives you information on these issues so that you can make an informed decision.

When you sign the proxy form, you appoint J. Lloyd Breedlove and Stephen Hoelscher as your representatives at the meeting. J. Lloyd Breedlove and Stephen Hoelscher will vote your shares, as you have instructed them in the proxy card, at the meeting. This way, your shares will be voted whether or not you attend the Special Meeting. Even if you plan to attend the meeting, it is a good idea to complete, sign and return your proxy card in advance of the meeting just in case your plans change.

If you have signed and returned the proxy card and an issue comes up for a vote at the meeting that is not identified on the proxy card, J. Lloyd Breedlove and Stephen Hoelscher will vote your shares, under your proxy, in accordance with their best judgment.

Q:

WHAT MATTERS WILL BE VOTED ON AT THE MEETING?

A:

The amendment of the Company’s Certificate of Incorporation to change the Company’s name to Anpath Group, Inc. and the approval of the Company’s 2006 Stock Incentive Plan.

Q:

HOW DO I VOTE?

A:

You may vote either by mail or in person at the Special Meeting. To vote by mail, complete and sign the enclosed proxy card and mail it in the enclosed, prepaid addressed envelope. If you mark your proxy card to indicate how you want your shares voted on each proposal, your shares will be voted as you instruct.

If you sign and return your proxy card but do not mark the form to provide voting instructions, the shares represented by your proxy card will be voted "FOR" each of the proposals.

If you want to vote in person, please come to the meeting. We will be passing out written ballots to anyone who wants to vote at the meeting. Please note, however, that if your shares are held in the name of your broker (or in what is usually referred to as "street name"), you will need to arrange to obtain a proxy card from your broker in order to vote in person at the meeting.

Q:

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY?

A:

It means that you have multiple holdings reflected in our stock transfer records and/or in accounts with stockbrokers. Please sign and return ALL proxy cards to ensure that all your shares are voted.

Q:

IF I HOLD SHARES IN THE NAME OF A BROKER, WHO VOTES MY SHARES?

A:

We provide each brokerage firm listed in our records as an owner of our shares with a sufficient number of copies of this Proxy Statement so that the brokerage firm can forward copies to the actual owners of the shares. If you received this Proxy Statement from your broker, your broker should have provided you with instructions for giving your broker directions as to how to vote your shares. It will then be your broker's responsibility to vote your shares for you in the manner you direct.

Under the rules of various national and regional securities exchanges, brokers may generally vote on routine matters, such as the election of directors, a proposal to adjourn a meeting in the discretion of the Company's management and ratification of the appointment of auditors.

We encourage you to provide directions to your broker as to how you want him or her to vote your shares on each of the matters to be brought before the Special Meeting. You should do this by very carefully following the instructions your broker gives you concerning your broker's procedures. This ensures that your shares will be voted at the meeting.

Q:

WHAT IF I CHANGE MY MIND AFTER I RETURN MY PROXY?

A:

If you hold your shares in your own name, you may revoke your proxy and change your vote at any time before the polls close at the meeting. You may do this by:

--

signing another proxy with a later date and returning that proxy to the Company,

--

sending notice to the Company that you are revoking your proxy, or

--

voting in person at the Special Meeting.

Q:

HOW ARE VOTES COUNTED?

A:

Voting results will be tabulated and certified by our transfer agent.

Q:

WHERE DO I FIND THE VOTING RESULTS OF THE MEETING?

A:

We will announce preliminary voting results at the meeting. We will file a Report on Form 8-K to announce the results. We will file that report with the Securities and Exchange Commission (the "Commission"), and you can get a copy by contacting the Commission, through the Commission's EDGAR system on its home page at www.sec.gov.

Q:

WHO BEARS THE COST OF SOLICITING PROXIES?

A:

The Company will bear the cost of soliciting proxies. In addition to solicitations by mail, officers, directors, or employees of the Company or its subsidiaries may solicit proxies in person or by telephone. These persons will not receive any special or additional compensation for soliciting proxies. The Company also reimburses brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

PROPOSAL 1

APPROVAL OF AMENDMENT TO

THE CORPORATION'S CERTIFICATE OF INCORPORATION

On October 10, 2006, the Board of Directors adopted a resolution to amend, and is recommending that the stockholders approve an amendment to, Article I of the Company's Certificate of Incorporation (the "Certificate of Incorporation") to change the name of the Company from Telecomm Sales Network, Inc. to Anpath Group, Inc.

If the amendment to the Certificate of Incorporation is approved by the stockholders, the Company will promptly file a Certificate of Amendment to the Certificate of Incorporation with the Delaware Secretary of State reflecting the Company’s new name. The amendment will become effective on the date the Certificate of Amendment is accepted for filing by the Delaware Secretary of State.

Amendment

The Amendment to the Company's Certificate of Incorporation approved by the Board of Directors on October 10, 2006 and to be voted on at the Special Meeting is set forth on Exhibit A hereto.

The Board of Directors believes that the change in the Company’s name will more closely align the name of the Company with the current products that it sells without restricting the Company to a particular industry or market. Literally translated, Anpath means, “the absence of disease” however, the Board of Directors believes that the name is not obvious and is generic enough to permit flexibility if the Company decides in the future to add other products to those that it currently offers.  The Board of Directors also believes that the new name will improve the Company’s ability to build brand recognition and at the same time will not limit the addition of other businesses that may target differing markets.  In general, Anpath offers more “curb appeal”.

Required Vote for Approval of the Amendment to the Certificate of Incorporation

The affirmative vote of the holders of majority of the outstanding shares of Common Stock entitled to vote at the Special Meeting is required to approve the Amendment to the Company's Certificate of Incorporation. Since the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote at the Special Meeting is required to approve the Amendment, as opposed to a specified percentage of the shares present at the

Special Meeting, the failure to vote in person or by proxy, or an abstention from voting, will have the same effect as a vote against the Amendment. If stockholders do not approve the Amendment, then the Certificate of Incorporation will continue in effect without amendment, and the Company’s name will remain Telecomm Sales Network, Inc.

All shares represented by duly executed proxies will be voted FOR the proposed Amendment to the Company's Certificate of Incorporation unless authority to vote FOR any such proposal has been withheld or a vote Against is specified on such proxy.

THE BOARD OF DIRECTORS HAS APPROVED THE PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION TO CHANGE THE COMPANY’S NAME FROM TELECOMM SALES NETWORK TO ANPATH GROUP, INC., AND RECOMMENDS THAT THE COMPANY'S STOCKHOLDERS VOTE FOR THE APPROVAL OF PROPOSAL NO. 1, THAT IS, FOR APPROVAL OF THE AMENDMENT.

PROPOSAL 2

APPROVAL OF 2006 STOCK INCENTIVE PLAN

In January 2006, the Board of Directors of the Company adopted, subject to stockholder approval, the Telecomm 2006 Stock Incentive Plan (the “2006 Plan”) for officers, directors, and employees of and consultants to the Company and its subsidiaries. The Board of Directors believes that approval of the 2006 Plan will serve the best interests of the Company and its stockholders by permitting the Company to continue to utilize stock options and other stock-related purchase rights as a means to attract and retain directors, key employees and consultants who are in a position to contribute materially to the successful conduct of the business and affairs of the Company, and, in addition, to stimulate in such individuals an increased desire to render greater service to the Company. In addition, the availability of shares for issuance under the 2006 Plan is important in that it provides the Company an alternative or additional means of compensating eligible persons.

The 2006 Plan reserves an aggregate of 2,400,000 shares of Common Stock for issuance under the 2006 Plan.

Description of the 2006 Plan

The purpose of the 2006 Plan is to provide equity-based incentives to officers, directors, and employees of and consultants to the Company and its subsidiaries.  The complete text of the 2006 Plan is attached as Exhibit B hereto and the following description is qualified in its entirety by the full text of the 2006 Plan.

Administration

The 2006 Plan shall be administered by the Compensation Committee of the Board of Directors (the “Committee”).  The Committee will be responsible for interpretation of the 2006 Plan, selecting award recipients, determining the number of shares subject to each award and establishing the price, vesting and other terms of each award. While there are no predetermined performance formulas or measures or other specific criteria used to determine recipients of awards under the 2006 Plan, awards are based generally upon consideration of the grantee's position and responsibilities, the nature of services provided, the value of the services to the Company, the present and potential contribution of the grantee to our success, the anticipated number of years of service remaining and other factors which the Committee deems relevant.

Shares Subject to the 2006 Plan

The maximum number of shares of Common Stock with respect to which awards may be made under the 2006 Plan is 2,400,000 shares. In the event of any stock split, reverse stock split, stock dividend, recapitalization, reclassification or other similar event or transaction, the Compensation Committee will make such equitable adjustments to the number, kind and price of shares subject to outstanding grants and to the number of shares available for issuance under the 2006 Plan as it deems necessary or appropriate. Shares subject to forfeiture, cancelled or expired awards granted under the 2006 Plan will again become available for issuance under the 2006 Plan. In addition, shares surrendered in payment of any exercise price or in satisfaction of any withholding obligation arising in connection with an award granted under the 2006 Plan will again become available for issuance under the 2006 Plan.

Eligibility

Employees, directors, consultants and other service providers of our Company and its affiliates are eligible to participate in the 2006 Plan, provided, however, that only employees of the Company are eligible to receive incentive stock options. The maximum number of shares that are the subject of vested stock options and other awards made under the 2006 Plan to any individual during any calendar year may not exceed 400,000 shares, subject to certain adjustments.

At November 27, 2006, the Company had a total of approximately 9 employees, officers and directors who could be eligible to be granted Stock Rights under the 2006 Plan.

Amendment and Termination of the 2006 Plan

The Committee or the Board of Directors may amend, alter or discontinue the 2006 Plan at any time; provided, however, that the Board may not amend the 2006 Plan without stockholder approval if such approval is required in order to comply with the Internal Revenue Code or applicable laws or to comply with applicable stock exchange requirements. The 2006 Plan will terminate on the day immediately preceding the tenth anniversary of the 2006 Plan’s effective date, unless the 2006 Plan is terminated earlier by the Board or is extended by the Board with the approval of the stockholders.

Grants

Grants made under the 2006 Plan may consist of incentive stock options, non-qualified stock options, stock appreciation rights or “SARs” and stock awards.  Each grant is subject to the terms and conditions set forth in the 2006 Plan and to those other terms and conditions specified by the Committee and memorialized in a written grant agreement between our Company and grant recipient (the “Grant Instrument”).

Stock Options

The 2006 Plan permits the grant of incentive stock options (“ISOs”) to our employees and the employees of our subsidiaries. The 2006 Plan also provides for the grant of non-qualified stock options (“NQSOs”) to our employees, directors, and consultants and other individuals who perform services for us (as well as to employees, directors, consultants and service providers of our subsidiaries). The exercise price of any stock option granted under the 2006 Plan will be equal to or greater than the fair market value of such stock on the date the option is granted, provided, however, that the exercise price of any incentive stock options granted under the 2006 Plan to an employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of our stock or any parent or subsidiary of us, may not be less than 110% of the fair market value of our Common Stock on the date of grant. Generally, payment of the option price may be made (i) in cash, (ii) with the Committee’s consent, by means of a “net settlement” whereby a number of shares equal to the difference between the number of shares as to which the option is then being exercised and the number of shares actually issued to the participant upon such net settlement will be deemed to have been received by us in satisfaction of the exercise price, (iii) through a broker in accordance with applicable laws, or (iv) with a combination of cash and shares. The participant must pay the option price and the amount of withholding tax due, if any, at the time of exercise. Shares of Common Stock will not be issued or transferred upon exercise of the option until the option price and the withholding obligation are fully paid.

Under the 2006 Plan, each option is exercisable at such time and to such extent as specified in the pertinent Grant Instrument between the Company and the option recipient. However, no option shall be exercisable with respect to any shares of Common Stock more than ten years after the date of grant of such award and no incentive stock option that is granted to an employee, who at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any parent or subsidiary of the Company, may be exercised more than five years from the date of grant. Unless otherwise specified by the appointed committee with respect to a particular option, all options are non-transferable, except upon death.

Effects of Termination of Service with our Company

Generally, unless provided otherwise in the Grant Instrument, the right to exercise any option or SAR (described below) terminates ninety (90) days following termination of the participant’s relationship with the Company for reasons other than death, disability or termination for “cause” as defined in the 2006 Plan. If the participant’s relationship with us terminates due to death or disability, unless provided otherwise in the Grant Instrument, the right to exercise an option or SAR will terminate the earlier of one year following such termination or the original expiration date. If the participant’s relationship with us is terminated for “cause”, any option or SAR not already exercised will automatically be forfeited as of the date such termination.

Stock Awards

We may issue awards of our Common Stock pursuant to the terms of the 2006 Plan. A stock award may be issued for consideration or for no consideration and may be subject to certain restrictions and risk of forfeiture (such as the completion of a period of service or attainment of a performance goal) as determined by the Committee and set forth in the Grant Instrument governing the stock award. If a participant’s employment terminates before the vesting condition is fulfilled, the shares will be forfeited. While the shares remain unvested, a participant may not sell, assign, transfer, pledge or otherwise dispose of the shares. Unless otherwise determined by the Committee, a stock award entitles the participant to all of the rights of a stockholder of our Company, including the right to vote the shares and the right to receive any dividends thereon.

Stock Appreciation Rights (SARs)

The 2006 Plan also provides for the grant of SARs, either alone or in tandem with stock options. A SAR entitles its holder to a cash payment of the excess of the fair market value of our Common Stock on the date of exercise, over the fair market value of our Common Stock on the date of grant. A SAR issued in tandem with a stock option will have the same terms as the stock option. The terms of a SAR granted alone, without an option, will be established by the Committee, in the Grant Instrument governing the SAR.

Change of Control of the Company

In the event of a Change of Control, as that term is defined in the 2006 Plan, of our Company, the Committee has discretion to, among other things, accelerate the vesting of outstanding grants, cashout outstanding grants or exchange outstanding grants for similar grants of a successor company. A Change of Control of our Company will be deemed to have taken place upon the:

•

the acquisition by any person of direct or indirect ownership of securities representing more than 50% of the voting power of our then outstanding stock;

•

a change of the composition of our Board of Directors during any two year period such that the members of the Board of Directors immediately prior to such two year period no longer constitutes a majority of the Board of Directors;

•

a consolidation or merger of our Company resulting in the stockholders of the Company immediately prior to such event not owning at least a majority of the voting power of the resulting entity’s securities outstanding immediately following such event;

•

the liquidation or dissolution of our Company; or

•

the occurrence of any similar transaction deemed by the Board to be a Change of Control.

Effect of Federal Income Taxation

NQSOs

There are no federal income tax consequences to participants or to us upon the grant of an NQSO. Upon the exercise of an NQSO, participants will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the shares at the time of exercise over the exercise price of the NQSO and we generally will be entitled to a corresponding federal income tax deduction at that time. Upon the sale of shares acquired by exercise of an NQSO, a participant will have a capital gain or loss (long-term or short-term depending upon the length of time the shares were held) in an amount equal to the difference between the amount realized upon the sale and the participant’s adjusted tax basis in the shares (the exercise price plus the amount of ordinary income recognized by the participant at the time of exercise of the NQSO).

ISOs

Participants will not be subject to federal income taxation upon the grant or exercise of an ISO and we will not be entitled to a federal income tax deduction by reason of such grant or exercise. However, the amount by which the fair market value of the shares at the time of exercise exceeds the option exercise price is an item of tax preference subject to the alternative minimum tax applicable to the person exercising the ISO. A sale of shares acquired by exercise of an ISO that does not occur within one year after the exercise or within two years after the grant of the ISO generally will result in the recognition of long-term capital gain or loss in the amount of the difference between the amount realized on the sale and the option exercise price and we will not be entitled to any tax deduction in connection therewith.

If such sale occurs within one year from the date of exercise of the ISO or within two years from the date of grant (a “disqualifying disposition”), the participant generally will recognize ordinary income equal to the lesser of the excess of the fair market value of the shares on the date of exercise over the exercise price, or the excess of the amount realized on the sale of the shares over the exercise price. We generally will be entitled to a tax deduction on a disqualifying disposition corresponding to the ordinary compensation income recognized by the participant.

Generally, where previously acquired Common Stock is used to exercise an outstanding ISO or NQSO, appreciation on such stock will not be recognized as income. However, if such Common Stock was acquired pursuant to the exercise of an ISO, a disqualifying disposition will be deemed to have occurred if such stock is used to exercise another ISO prior to the expiration of the applicable holding periods.

SARs

The participant will not recognize any income upon the grant of a SAR. Upon the exercise of a SAR, the participant will recognize ordinary compensation income equal to the value of the shares of Common Stock and/or cash received upon such exercise, and we will be entitled to a corresponding deduction. Shares received in connection with the exercise of a SAR will have a tax basis equal to their fair market value on the date of transfer, and the holding period of the shares will commence on that date for purposes of determining whether a subsequent disposition of the shares will result in long-term or short-term capital gain or loss.

Stock Awards

A participant normally will not recognize taxable income upon the grant of a stock award, we will not be entitled to a deduction, until such stock is transferable by the participant or is no longer subject to a substantial risk of forfeiture for federal tax purposes, whichever occurs earlier. When such Common Stock is either transferable or is no longer subject to a substantial risk of forfeiture, the participant will recognize ordinary compensation income in an amount equal to the difference between the fair market value of the Common Stock at that time and the amount paid by the participant for the shares, if any. We will be entitled to a deduction equal to the income recognized by the participant.

A participant may, however, elect to recognize ordinary compensation income in the year the restricted stock is awarded in an amount equal to the difference between the fair market value of our Common Stock at that time, determined without regard to any restrictions, and the amount paid by the participant for the shares, if any. In this event, we will be entitled to a deduction equal to the amount recognized as compensation by the participant in the same year. In addition, in this event, the participant will not be required to recognize any taxable income upon vesting of the shares. Any gain or loss recognized by the participant upon subsequent disposition of the Common Stock will be capital gain or loss (long or short term, depending on how long the shares were held). If, after making the election, any Common Stock subject to an award is forfeited, the participant will not be entitled to any tax deduction or tax refund.

Section 162(m)

     It is intended that the grant of ISOs, NQSOs and SARs under the 2006 Plan may be structured to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code.

ERISA

The 2006 Plan is not an employee benefit plan which is subject to the provisions of the Employee Retirement Income Security Act of 1974, and the provisions of Section 401(a) of the Code are not applicable to the 2006 Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL NO. 2; THAT IS, FOR APPROVAL OF THE 2006 PLAN.

STOCKHOLDER COMMUNICATIONS WITH OUR DIRECTORS

Stockholders and other interested parties wishing to contact any member (or all members) of the Board of Directors, any committee of the Board, or any chair of any such committee may do so by mail, addressed, either by name or title, to the Board of Directors or to any such individual directors or group or committee of directors. All such correspondence should be sent to our principal office. Stockholder communications to directors will first be opened by our Secretary's office for the purpose of determining whether the contents represent a message to our directors before being forwarded to the addressee. In addition, our Secretary's office will make, if necessary, sufficient copies of the contents to be forwarded to each director who is a member of the group or committee to which the communication is addressed. However, certain kinds of information, such as materials in the nature of advertising, promotions of a product or service, and patently offensive material, will not be forwarded to our directors.

MISCELLANEOUS AND OTHER MATTERS

Other Business – Our Board of Directors is not aware of any other matters to be presented at the Special Meeting other than those mentioned in the Notice of Special Meeting of Stockholders enclosed herewith. If any other matters are properly brought before the Special Meeting, however, it is intended that the persons named in the proxy will vote as our Board of Directors directs.

By Order of the Board of Directors,

/s/ J. Lloyd Breedlove

J. Lloyd Breedlove

Chairman of the Board

Mooresville, North Carolina

November 27, 2006

ALL STOCKHOLDERS ARE REQUESTED TO COMPLETE, DATE, SIGN AND

RETURN THE ENCLOSED PROXY CARD PROMPTLY.

Exhibit A

PROPOSED AMENDMENT TO CERTIFICATE OF INCORPORATION

The Certificate of Incorporation of Telecomm Sales Network, Inc. would be amended by deleting the existing Article I in its entirety and substituting in lieu thereof a new paragraph to read as follows:

“The name of the Corporation is Anpath Group, Inc.”

A-1

Exhibit B

TELECOMM SALES NETWORK, INC.

2006 STOCK INCENTIVE PLAN

1.

ESTABLISHMENT AND PURPOSE

The Telecomm Sales Network, Inc. 2006 Stock Incentive Plan (the “Plan”) is established by Telecomm Sales Network, Inc. (the “Company”) to promote the financial interests of the Company, including its growth and performance, by encouraging persons eligible to participate in the Plan to acquire an ownership position in the Company, enhancing the ability of the Company and its subsidiaries to attract and retain persons eligible to participate in the Plan, providing persons eligible to participate in the Plan with a way to acquire or increase their proprietary interest in the Company's success, by motivating eligible persons to achieve the long-term Company goals, and by aligning eligible persons' interests with those of the Company's other stockholders. The Plan is adopted by the Board of Directors on January 10, 2006 and the Company’s stockholders as of ____________, 2006. Unless the Plan is discontinued earlier by the Board as provided herein, no Award shall be granted hereunder on or after the date 10 years after the Effective Date.

In addition to terms elsewhere defined herein, certain terms used herein are defined as set forth in Section 10 hereof.

2.

ADMINISTRATION; ELIGIBILITY

The Plan shall be administered by the Board of Directors of the Company. As used herein, the term “Administrator” means the Board or any of its Committees as shall be administering the Plan.

At any time, the Board may appoint a Committee, consisting of not less than two of its members to administer the Plan on behalf of the Board in accordance with such terms and conditions not inconsistent with this Plan as the Board may prescribe. Once appointed, members of the Committee shall continue to serve until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and appoint new members in their place, fill vacancies however caused, and/or remove all members of the Committee and thereafter directly administer the Plan.

The Administrator shall have plenary authority to grant Awards pursuant to the terms of the Plan to Eligible Individuals. Participation shall be limited to such persons as are selected by the Administrator. Awards may be granted as alternatives to, in exchange or substitution for, or replacement of, awards outstanding under the Plan or any other plan or arrangement of the Company or a Subsidiary (including a plan or arrangement of a business or entity, all or a portion of which is acquired by the Company or a Subsidiary). The provisions of Awards need not be the same with respect to each Participant.

Among other things, the Administrator shall have the authority, subject to the terms of the Plan:

(a)

to select the Eligible Individuals to whom Awards may from time to time be granted;

(b)

to determine whether and to what extent Stock Options, Stock Appreciation Rights, Stock Awards or any combination thereof are to be granted hereunder;

(c)

to determine the number of shares of Stock to be covered by each Award granted hereunder;

(d)

to approve forms of agreement for use under the Plan;

(e)

to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder (including, but not limited to, the option price, any vesting restriction or limitation, any vesting acceleration or forfeiture waiver and any right of repurchase, right of first refusal or other transfer restriction regarding any Award and the shares of Stock relating thereto, based on such factors or criteria as the Administrator shall determine);

(f)

subject to Section 8(a), to modify, amend or adjust the terms and conditions of any Award, at any time or from time to time, including, but not limited to, with respect to (i) performance goals and targets applicable to performance-based Awards pursuant to the terms of the Plan and (ii) extension of the post-termination exercisability period of Stock Options;

(g)

to determine to what extent and under what circumstances Stock and other amounts payable with respect to an Award shall be deferred;

(h)

to determine the Fair Market Value; and

(i)

to determine the type and amount of consideration to be received by the Company for any Stock Award issued under Section 6.

The Administrator shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreement relating thereto) and to otherwise supervise the administration of the Plan.

Except to the extent prohibited by applicable law, the Administrator may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person or persons selected by it. Any such allocation or delegation may be revoked by the Administrator at any time. The Administrator may authorize any one or more of their members or any officer of the Company to execute and deliver documents on behalf of the Administrator.

Any determination made by the Administrator or pursuant to delegated authority pursuant to the provisions of the Plan with respect to any Award shall be made in the sole discretion of the Administrator or such delegate at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Administrator or any appropriately delegated officer pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Participants.

No member of the Administrator, and no officer of the Company, shall be liable for any action taken or omitted to be taken by such individual or by any other member of the Administrator or officer of the Company in connection with the performance of duties under this Plan, except for such individual's own willful misconduct or as expressly provided by law.

3.

STOCK SUBJECT TO PLAN

Subject to adjustment as provided in this Section 3, the aggregate number of shares of Stock which may be delivered under the Plan shall not exceed 2,400,000 shares.

To the extent any shares of Stock covered by an Award are not delivered to a Participant or beneficiary thereof because the Award expires, is forfeited, canceled or otherwise terminated, or the shares of Stock are not delivered because the Award is settled in cash or used to satisfy the applicable tax withholding obligation, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

Subject to adjustment as provided in this Section 3, the maximum number of shares that may be covered by vested Stock Options, Stock Appreciation Rights and Stock Awards, in the aggregate, granted to any one Participant during any calendar year shall be 400,000 shares.

In the event of any Company stock dividend, stock split, combination or exchange of shares, recapitalization or other change in the capital structure of the Company, corporate separation or division of the Company (including, but not limited to, a split-up, spin-off, split-off or distribution to Company stockholders other than a normal cash dividend), sale by the Company of all or a substantial portion of its assets (measured on either a stand-alone or consolidated basis), reorganization, rights offering, partial or complete liquidation, or any other corporate transaction, Company share offering or other event involving the Company and having an effect similar to any of the foregoing, the Administrator may make such substitution or adjustments in the (A) number and kind of shares that may be delivered under the Plan, (B) additional maximums imposed in the immediately preceding paragraph, (C) number and kind of shares subject to outstanding Awards, (D) exercise price of outstanding Stock Options and Stock Appreciation Rights and (E) other characteristics or terms of the Awards as it may determine appropriate in its sole discretion to equitably reflect such corporate transaction, share offering or other event; provided, however, that the number of shares subject to any Award shall always be a whole number.

4.

STOCK OPTIONS

Stock Options may be granted alone or in addition to other Awards granted under the Plan and may be of two types: Incentive Stock Options and Non-Qualified Stock Options. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

The Administrator shall have the authority to grant Incentive Stock Options, Non-Qualified Stock Options or both types of Stock Options (in each case with or without Stock Appreciation Rights). Incentive Stock Options may be granted only to employees of the Company and its subsidiaries (within the meaning of Section 424(f) of the Code). To the extent that any Stock Option is not designated as an Incentive Stock Option or, even if so designated, does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option. Incentive Stock Options may be granted only within 10 years from the date the Plan is adopted, or the date the Plan is approved by the Company's stockholders, whichever is earlier.

Stock Options shall be evidenced by option agreements, each in a form approved by the Administrator. An option agreement shall indicate on its face whether it is intended to be an agreement for an Incentive Stock Option or a Non-Qualified Stock Option. The grant of a Stock Option shall occur as of the date the Administrator determines.

Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Optionee affected, to disqualify any Incentive Stock Option under Section 422 of the Code.

To the extent that the aggregate Fair Market Value of Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all plans of the Company) exceeds $100,000, such Stock Options shall be treated as Non-Qualified Stock Options.

Stock Options granted under this Section 4 shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Administrator shall deem desirable:

(a)

EXERCISE PRICE. The exercise price per share of Stock purchasable under a Stock Option shall be determined by the Administrator. If the Stock Option is intended to qualify as an Incentive Stock Option, the exercise price per share shall be not less than the Fair Market Value per share on the date the Stock Option is granted, or if granted to an individual who is a Ten Percent Holder, not less than 110% of such Fair Market Value per share.

(a)

OPTION TERM. The term of each Stock Option shall be fixed by the Administrator, but no Incentive Stock Option shall be exercisable more than 10 years (or five years in the case of an individual who is a Ten Percent Holder) after the date the Incentive Stock Option is granted.

(b)

EXERCISABILITY. Except as otherwise provided herein, Stock Options shall be exercisable at such time or times, and subject to such terms and conditions, as shall be determined by the Administrator. If the Administrator provides that any Stock Option is exercisable only in installments, the Administrator may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Administrator may determine. In addition, the Administrator may at any time, in whole or in part, accelerate the exercisability of any Stock Option.

(c)

METHOD OF EXERCISE. Subject to the provisions of this Section 4, Stock Options may be exercised, in whole or in part, at any time during the option term by giving written notice of exercise to the Company specifying the number of shares of Stock subject to the Stock Option to be purchased.

The option price of any Stock Option shall be paid in full in cash (by certified or bank check or such other instrument as the Company may accept) or, unless otherwise provided in the applicable option agreement, by one or more of the following: (i) in the form of unrestricted Stock already owned by the Optionee, that is acceptable to the Administrator, based in any such instance on the Fair Market Value of the Stock on the date the Stock Option is exercised; (ii) by certifying ownership of shares of Stock owned by the Optionee to the satisfaction of the Administrator for later delivery to the Company as specified by the Company; (iii) by irrevocably authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise; or (iv) by any combination of cash and/or any one or more of the methods specified in clauses (i), (ii) and (iii). Notwithstanding the foregoing, a form of payment shall not be permitted to the extent it would cause the Company to recognize a compensation expense (or additional compensation expense) with respect to the Stock Option for financial reporting purposes.

If payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock, the number of shares of Stock to be received upon such exercise equal to the number of shares of Restricted Stock used for payment of the option exercise price shall be subject to the same forfeiture restrictions to which such Restricted Stock was subject, unless otherwise determined by the Administrator.

No shares of Stock shall be issued upon exercise of a Stock Option until full payment therefor has been made. Upon exercise of a Stock Option (or a portion thereof), the Company shall have a reasonable time to issue the Stock for which the Stock Option has been exercised, and the Optionee shall not be treated as a stockholder for any purposes whatsoever prior to such issuance. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such Stock is recorded as issued and transferred in the Company's official stockholder records, except as otherwise provided herein or in the applicable option agreement.

(d)

TRANSFERABILITY OF STOCK OPTIONS. Except as otherwise provided in the applicable option agreement, a Non-Qualified Stock Option (i) shall be transferable by the Optionee to a Family Member of the Optionee, provided that (A) any such transfer shall be by gift with no consideration and (B) no subsequent transfer of such Stock Option shall be permitted other than by will or the laws of descent and distribution, and (ii) shall not otherwise be transferable except by will or the laws of descent and distribution. An Incentive Stock Option shall not be transferable except by will or the laws of descent and distribution. A Stock Option shall be exercisable, during the Optionee's lifetime, only by the Optionee or by the guardian or legal representative of the Optionee, it being understood that the terms “holder” and “Optionee” include the guardian and legal representative of the Optionee named in the applicable option agreement and any person to whom the Stock Option is transferred (X) pursuant to the first sentence of this Section 4(d) or pursuant to the applicable option agreement or (Y) by will or the laws of descent and distribution. Notwithstanding the foregoing, references herein to the termination of an Optionee's employment or provision of services shall mean the termination of employment or provision of services of the person to whom the Stock Option was originally granted.

(e)

TERMINATION BY DEATH. Unless otherwise provided in the applicable option agreement, if an Optionee's employment or provision of services terminates by reason of death, any Stock Option held by such Optionee may thereafter be exercised, to the extent then exercisable, or on such accelerated basis as the Administrator may determine, for a period of 12 months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter. In the event of termination of employment or provision of services due to death, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

(f)

TERMINATION BY REASON OF DISABILITY. Unless otherwise provided in the applicable option agreement, if an Optionee's employment or provision of services terminates by reason of Disability, any Stock Option held by such Optionee may thereafter be exercised by the Optionee, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Administrator may determine, for a period of three years from the date of such termination of employment or provision of services or until the expiration of the stated term of such Stock Option, whichever period is shorter; provided, however, that if the Optionee dies within such period, an unexercised Stock Option held by such Optionee shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter. In the event of termination of employment or provision of services by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

(g)

TERMINATION BY REASON OF RETIREMENT. Unless otherwise provided in the applicable option agreement, if an Optionee's employment or provision of services terminates by reason of Retirement, any Stock Option held by such Optionee may thereafter be exercised by the Optionee, to the extent it was exercisable at the time of such Retirement, or on such accelerated basis as the Administrator may determine, for a period of three years from the date of such termination of employment or provision of services or until the expiration of the stated term of such Stock Option, whichever period is shorter; provided, however, that if the Optionee dies within such period, any unexercised Stock Option held by such Optionee shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter. In the event of termination of employment or provision of services by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

(h)

OTHER TERMINATION. Unless otherwise provided in the applicable option agreement or the Optionee's employment agreement, if any, if an Optionee's employment or provision of services terminates for any reason other than death, Disability or Retirement, any Stock Option held by such Optionee shall thereupon terminate; provided, however, that, if such termination of employment or provision of services is involuntary on the part of the Optionee and without Cause, such Stock Option, to the extent then exercisable, or on such accelerated basis as the Administrator may determine, may be exercised for the lesser of 3 months from the date of such termination of employment or provision of services or the remainder of such Stock Option's term, and provided, further, that if the Optionee dies within such period, any unexercised Stock Option held by such Optionee shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter. In the event of termination of employment or provision of services for any reason other than death, Disability or Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

(i)

EXCEPTION TO TERMINATION. Notwithstanding anything in this Plan to the contrary, if an Optionee's employment by, or provision of services to, the Company or an Affiliate ceases as a result of a transfer of such Optionee from the Company to an Affiliate, or from an Affiliate to the Company, such transfer will not be a termination of employment or provision of services for purposes of this Plan, unless expressly determined otherwise by the Administrator. A termination of employment or provision of services shall occur for an Optionee who is employed by, or provides services to, an Affiliate of the Company if the Affiliate shall cease to be an Affiliate and the Optionee shall not immediately thereafter be employed by, or provide services to, the Company or an Affiliate.

(j)

PARTICIPANT LOANS. The Administrator may in its discretion, to the extent permitted by law and any applicable exchange rules, authorize the Company to:

(i)

lend to an Optionee an amount equal to such portion of the exercise price of a Stock Option as the Administrator may determine; or

(ii)

guarantee a loan obtained by an Optionee from a third-party for the purpose of tendering such exercise price.

The terms and conditions of any loan or guarantee, including the term, interest rate, whether the loan is with recourse against the Optionee and any security interest thereunder, shall be determined by the Administrator, except that no extension of credit or guarantee shall obligate the Company for an amount to exceed the lesser of (i) the aggregate Fair Market Value on the date of exercise, less the par value, of the shares of Stock to be purchased upon the exercise of the Stock Option, and (ii) the amount permitted under applicable laws or the regulations and rules of the Federal Reserve Board and any other governmental agency having jurisdiction.

5.

STOCK APPRECIATION RIGHTS

Stock Appreciation Rights may be granted either on a stand-alone basis or in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of grant of such Stock Option. A Stock Appreciation Right shall terminate and no longer be exercisable as determined by the Administrator, or, if granted in conjunction with all or part of any Stock Option, upon the termination or exercise of the related Stock Option.

A Stock Appreciation Right may be exercised by a Participant as determined by the Administrator in accordance with this Section 5, and, if granted in conjunction with all or part of any Stock Option, by surrendering the applicable portion of the related Stock Option in accordance with procedures established by the Administrator. Upon such exercise and surrender, the Participant shall be entitled to receive an amount determined in the manner prescribed in this Section 5. Stock Options which have been so surrendered, if any, shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Administrator, including the following:

(i)

Stock Appreciation Rights granted on a stand-alone basis shall be exercisable only at such time or times and to such extent as determined by the Administrator. Stock Appreciation Rights granted in conjunction with all or part of any Stock Option shall be exercisable only at the time or times and to the extent that the Stock Options to which they relate are exercisable in accordance with the provisions of Section 4 and this Section 5.

(ii)

Upon the exercise of a Stock Appreciation Right, a Participant shall be entitled to receive an amount in cash, shares of Stock or both, which in the aggregate are equal in value to the excess of the Fair Market Value of one share of Stock over (i) such value per share of Stock as shall be determined by the Administrator at the time of grant (if the Stock Appreciation Right is granted on a stand-alone basis), or (ii) the exercise price per share specified in the related Stock Option (if the Stock Appreciation Right is granted in conjunction with all or part of any Stock Option), multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Administrator having the right to determine the form of payment.

(iii)

A Stock Appreciation Right shall be transferable only to, and shall be exercisable only by, such persons permitted in accordance with Section 4(d).

6.

STOCK AWARDS OTHER THAN OPTIONS

Stock Awards may be directly issued under the Plan (without any intervening options), subject to such terms, conditions, performance requirements, restrictions, forfeiture provisions, contingencies and limitations as the Administrator shall determine. Stock Awards may be issued which are fully and immediately vested upon issuance or which vest in one or more installments over the Participant's period of employment or other service to the Company or upon the attainment of specified performance objectives, or the Company may issue Stock Awards which entitle the Participant to receive a specified number of vested shares of Stock upon the attainment of one or more performance goals or service requirements established by the Administrator.

Shares representing a Stock Award shall be evidenced in such manner as the Administrator may deem appropriate, including book-entry registration or issuance of one or more certificates (which may bear appropriate legends referring to the terms, conditions and restrictions applicable to such Award). The Administrator may require that any such certificates be held in custody by the Company until any restrictions thereon shall have lapsed and that the Participant deliver a stock power, endorsed in blank, relating to the Stock covered by such Award.

A Stock Award may be issued in exchange for any consideration which the Administrator may deem appropriate in each individual instance, including, without limitation:

(i)

cash or cash equivalents;

(i)

past services rendered to the Company or any Affiliate; or

(ii)

future services to be rendered to the Company or any Affiliate (provided that, in such case, the par value of the stock subject to such Stock Award shall be paid in cash or cash equivalents, unless the Administrator provides otherwise).

A Stock Award that is subject to restrictions on transfer and/or forfeiture provisions may be referred to as an award of “Restricted Stock” or “Restricted Stock Units.”

7.

CHANGE IN CONTROL PROVISIONS

(a)

IMPACT OF EVENT. In the event of a Change in Control, the following provisions will govern, except as may otherwise be provided in any particular agreement pursuant to which an Award has been granted:

(i)

Outstanding Awards shall be subject to any agreement of merger or reorganization that effects such Change in Control, which agreement shall provide for:

(A)

The continuation of the outstanding Awards by the Company, if the Company is a surviving corporation;

(B)

The assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary;

(C)

The substitution by the surviving corporation or its parent or subsidiary of equivalent awards for the outstanding Awards; or

(D)

Settlement of each share of Stock subject to an outstanding Award for the Change in Control Price (less, to the extent applicable, the per share exercise price), in which case, each outstanding Award, to the extent not vested, shall become fully exercisable and vested to the full extent of the original grant; notwithstanding the foregoing, if the per share exercise price of an Award equals or exceeds the Change in Control Price, the outstanding Award shall terminate and be canceled immediately prior to giving effect to the Change in Control; and.

(ii)

In the absence of any agreement of merger or reorganization effecting such Change in Control, each share of Stock subject to an outstanding Award shall be settled for the Change in Control Price (less, to the extent applicable, the per share exercise price), in which case, each outstanding Award, to the extent not vested, shall become fully exercisable and vested to the full extent of the original grant; notwithstanding the foregoing, if the per share exercise price of an Award equals or exceeds the Change in Control Price, the outstanding Award shall terminate and be canceled immediately prior to giving effect to the Change in Control.

(b)

DEFINITION OF CHANGE IN CONTROL. For purposes of the Plan, a “Change in Control” shall mean the happening of any of the following events:

(i)

An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% of either (1) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); excluding, however, the following: (1) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (2) any acquisition by the Company; (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or (4) any acquisition by any Person pursuant to a transaction which complies with clauses (1), (2) and (3) of subsection (iii) of this Section 7(b); or

(ii)

Within any period of 24 consecutive months, a change in the composition of the Board such that the individuals who, immediately prior to such period, constituted the Board (such Board shall be hereinafter referred to as the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this Section 7(b), that any individual who becomes a member of the Board during such period, whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or

(iii)

The approval by the stockholders of the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (“Corporate Transaction”); excluding, however, such a Corporate Transaction pursuant to which (1) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 50% of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets, either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (2) no Person (other than the Company, any employee benefit plan (or related trust) sponsored or maintained by the Company, by any corporation controlled by the Company, or by such corporation resulting from such Corporate Transaction) will beneficially own, directly or indirectly, more than 25% of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors, except to the extent that such ownership existed with respect to the Company prior to the Corporate Transaction, and (3) individuals who were members of the Board immediately prior to the approval by the stockholders of the Corporation of such Corporate Transaction will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

(iv)

The approval by the stockholders of the Company of a complete liquidation or dissolution of the Company, other than to a corporation pursuant to a transaction which would comply with clauses (1), (2) and (3) of subsection (iii) of this Section 7(b), assuming for this purpose that such transaction were a Corporate Transaction.

(c)

CHANGE IN CONTROL PRICE. For purposes of the Plan, “Change in Control Price” means the highest of (i) the highest reported sales price, regular way, of a share of Stock in any transaction reported on any exchange or trading medium on which such shares are listed or traded during the 60-day period prior to and including the date of a Change in Control, (ii) if the Change in Control is the result of a tender or exchange offer or a Corporate Transaction, the highest price per share of Stock paid in such tender or exchange offer or Corporate Transaction, and (iii) the Fair Market Value of a share of Stock upon the Change in Control. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other non-cash consideration, the value of such securities or other non-cash consideration shall be determined in the sole discretion of the Board.

8.

MISCELLANEOUS

(a)

AMENDMENT. The Board may amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would adversely affect the rights of a Participant under an Award theretofore granted without the Participant's consent, except such an amendment (i) made to avoid an expense charge to the Company or an Affiliate, or (ii) made to permit the Company or an Affiliate a deduction under the Code. No such amendment shall be made without the approval of the Company's stockholders to the extent such approval is required by law, agreement or the rules of any exchange or market on which the Stock is listed or traded.

The Administrator may amend the terms of any Stock Option or other Award theretofore granted, prospectively or retroactively, but no such amendment shall adversely affect the rights of the holder thereof without the holder's consent.

(b)

UNFUNDED STATUS OF PLAN. It is intended that this Plan be an “unfunded” plan for incentive and deferred compensation. The Administrator may authorize the creation of trusts or other arrangements to meet the obligations created under this Plan to deliver Stock or make payments, provided that, unless the Administrator otherwise determines, the existence of such trusts or other arrangements is consistent with the “unfunded” status of this Plan.

(c)

GENERAL PROVISIONS.

(i)

The Administrator may require each person purchasing or receiving shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend which the Administrator deems appropriate to reflect any restrictions on transfer.

All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the

Administrator may deem advisable under the rules, regulations and other requirements of the Commission, any exchange or market on which the Stock is then listed or traded and any applicable Federal or state securities law, and the Administrator may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(ii)

Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting other or additional compensation arrangements for its employees.

(iii)

The adoption of the Plan shall not confer upon any employee, director, consultant or advisor any right to continued employment, directorship or service, nor shall it interfere in any way with the right of the Company or any Subsidiary or Affiliate to terminate the employment or service of any employee, consultant or advisor at any time.

(iv)

No later than the date as of which an amount first becomes includible in the gross income of the Participant for Federal income tax purposes with respect to any Award under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Administrator, withholding obligations may be settled with Stock, including Stock that is part of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company, its Subsidiaries and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant. The Administrator may establish such procedures as it deems appropriate for the settlement of withholding obligations with Stock.

(v)

The Administrator shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of the Participant's death are to be paid.

(vi)

Any amounts owed to the Company or an Affiliate by the Participant of whatever nature may be offset by the Company from the value of any shares of Stock, cash or other thing of value under this Plan or an agreement to be transferred to the Participant, and no shares of Stock, cash or other thing of value under this Plan or an agreement shall be transferred unless and until all disputes between the Company and the Participant have been fully and finally resolved and the Participant has waived all claims to such against the Company or an Affiliate.

(vii)

The grant of an Award shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

(viii)

If any payment or right accruing to a Participant under this Plan (without the application of this Section (8)(c)(viii)), either alone or together with other payments or rights accruing to the Participant from the Company or an Affiliate (“Total Payments”) would constitute an “excess parachute payment” (as defined in Section 280G of the Code and regulations thereunder), such payment or right shall be reduced to the largest amount or greatest right that will result in no portion of the amount payable or right accruing under this Plan being subject to an excise tax under Section 4999 of the Code or being disallowed as a deduction under Section 280G of the Code; provided, however, that the foregoing shall not apply to the extent provided otherwise in an Award or in the event the Participant is party to an agreement with the Company or an Affiliate that explicitly provides for an alternate treatment of payments or rights that would constitute “excess parachute payments.” The determination of whether any reduction in the rights or payments under this Plan is to apply shall be made by the Administrator in good faith after consultation with the Participant, and such determination shall be conclusive and binding on the Participant. The Participant shall cooperate in good faith with the Administrator in making such determination and providing the necessary information for this purpose. The foregoing provisions of this Section 8(c)(viii) shall apply with respect to any person only if, after reduction for any applicable Federal excise tax imposed by Section 4999 of the Code and Federal income tax imposed by the Code, the Total Payments accruing to such person would be less than the amount of the Total Payments as reduced, if applicable, under the foregoing provisions of this Plan and after reduction for only Federal income taxes.

(ix)

To the extent that the Administrator determines that the restrictions imposed by the Plan preclude the achievement of the material purposes of the Awards in jurisdictions outside the United States, the Administrator in its discretion may modify those restrictions as it determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside of the United States.

(x)

The headings contained in this Plan are for reference purposes only and shall not affect the meaning or interpretation of this Plan.

(xi)

If any provision of this Plan shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not effect any other provision hereby, and this Plan shall be construed as if such invalid or unenforceable provision were omitted.

(xii)

This Plan shall inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon a Participant, and all rights granted to the Company hereunder, shall be binding upon the Participant's heirs, legal representatives and successors.

(xiii)

This Plan and each agreement granting an Award constitute the entire agreement with respect to the subject matter hereof and thereof, provided that in the event of any inconsistency between this Plan and such agreement, the terms and conditions of the Plan shall control.

(xiv)

In the event there is an effective registration statement under the Securities Act pursuant to which shares of Stock shall be offered for sale in an underwritten offering, a Participant shall not, during the period requested by the underwriters managing the registered public offering, effect any public sale or distribution of shares of Stock received, directly or indirectly, as an Award or pursuant to the exercise or settlement of an Award.

(xv)

None of the Company, an Affiliate or the Administrator shall have any duty or obligation to disclose affirmatively to a record or beneficial holder of Stock or an Award, and such holder shall have no right to be advised of, any material information regarding the Company or any Affiliate at any time prior to, upon or in connection with receipt or the exercise of an Award or the Company's purchase of Stock or an Award from such holder in accordance with the terms hereof.

(xvi)

This Plan, and all Awards, agreements and actions hereunder, shall be governed by, and construed in accordance with, the laws of the state of Delaware (other than its law respecting choice of law).

9.

DEFERRAL OF AWARDS

The Administrator (in its sole discretion) may permit a Participant to:

(a)

have cash that otherwise would be paid to such Participant as a result of the exercise of a Stock Appreciation Right or the settlement of a Stock Award credited to a deferred compensation account established for such Participant by the Administrator as an entry on the Company's books;

(b)

have Stock that otherwise would be delivered to such Participant as a result of the exercise of a Stock Option or a Stock Appreciation Right converted into an equal number of Stock units; or

(c)

have Stock that otherwise would be delivered to such Participant as a result of the exercise of a Stock Option or Stock Appreciation Right or the settlement of a Stock Award converted into amounts credited to a deferred compensation account established for such Participant by the Administrator as an entry on the Company's books. Such amounts shall be determined by reference to the Fair Market Value of the Stock as of the date on which they otherwise would have been delivered to such Participant.

A deferred compensation account established under this Section 9 may be credited with interest or other forms of investment return, as determined by the Administrator. A Participant for whom such an account is established shall have no rights other than those of a general creditor of the Company. Such an account shall represent an unfunded and unsecured obligation of the Company and shall be subject to the terms and conditions of the applicable agreement between such Participant and the Company. If the deferral or conversion of awards is permitted or required, the Administrator (in its sole discretion) may establish rules, procedures and forms pertaining to such awards, including (without limitation) the settlement of deferred compensation accounts established under this Section 9.

10.

DEFINITIONS

For purposes of this Plan, the following terms are defined as set forth below:

(a)

“AFFILIATE” means a corporation or other entity controlled by the Company and designated by the Administrator as such.

(b)

“AWARD” means a Stock Appreciation Right, Stock Option or Stock Award.

(c)

“BOARD” means the Board of Directors of the Company.

(d)

“CAUSE” means (i) the conviction of the Participant for committing a felony under Federal law or the law of the state in which such action occurred, (ii) dishonesty in the course of fulfilling the Participant's duties as an employee or director of, or consultant or advisor to, the Company or (iii) willful and deliberate failure on the part of the Participant to perform such duties in any material respect. Notwithstanding the foregoing, if the Participant and the Company or the Affiliate have entered into an employment or services agreement which defines the term “Cause” (or a similar term), such definition shall govern for purposes of determining whether such Participant has been terminated for Cause for purposes of this Plan. The determination of Cause shall be made by the Administrator, in its sole discretion.

(e)

“CODE” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

(f)

“COMMISSION” means the Securities and Exchange Commission or any successor agency.

(g)

“COMMITTEE” means a committee of Directors appointed by the Board to administer this Plan. With respect to Options granted at the time the Company is publicly held, if any, insofar as the Committee is responsible for granting Options to Participants hereunder, it shall consist solely of two or more directors, each of whom is a “Non-Employee Director” within the meaning of Rule 16b-3 and each of whom is also an “outside director” under Section 162(m) of the Code.

(h)

“COMPANY” means Telecomm Sales Network, Inc., a Delaware corporation.

(i)

“DIRECTOR” means a member of the Company's Board of Directors.

(j)

“DISABILITY” means mental or physical illness that entitles the Participant to receive benefits under the long-term disability plan of the Company or an Affiliate, or if the Participant is not covered by such a plan or the Participant is not an employee of the Company or an Affiliate, a mental or physical illness that renders a Participant totally and permanently incapable of performing the Participant's duties for the Company or an Affiliate; provided, however, that a Disability shall not qualify under this Plan if it is the result of (i) a willfully self-

inflicted injury or willfully self-induced sickness; or (ii) an injury or disease contracted, suffered or incurred while participating in a criminal offense. Notwithstanding the foregoing, if the Participant and the Company or an Affiliate have entered into an employment or services agreement which defines the term “Disability” (or a similar term), such definition shall govern for purposes of determining whether such Participant suffers a Disability for purposes of this Plan. The determination of Disability shall be made by the Administrator, in its sole discretion. The determination of Disability for purposes of this Plan shall not be construed to be an admission of disability for any other purpose.

(k)

“EFFECTIVE DATE” means __________, 2006.

(l)

“ELIGIBLE INDIVIDUAL” means any officer, employee or director of the Company or a Subsidiary or Affiliate, or any consultant or advisor providing services to the Company or a Subsidiary or Affiliate.

(m)

“EXCHANGE ACT” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

(n)

“FAIR MARKET VALUE” means, as of any given date, the fair market value of the Stock as determined by the Administrator or under procedures established by the Administrator. Unless otherwise determined by the Administrator, the Fair Market Value per share shall be the closing bid or sales price per share of the Stock on a primary exchange or quotation system on which the Stock is listed or posted for quotation on the date as of which such value is being determined or the last previous day on which a sale was reported.

(o)

“FAMILY MEMBER” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of a Participant (including adoptive relationships); any person sharing the Participant's household (other than a tenant or employee); any trust in which the Participant and any of these persons have all of the beneficial interest; any foundation in which the Participant and any of these persons control the management of the assets; any corporation, partnership, limited liability company or other entity in which the Participant and any of these other persons are the direct and beneficial owners of all of the equity interests (provided the Participant and these other persons agree in writing to remain the direct and beneficial owners of all such equity interests); and any personal representative of the Participant upon the Participant's death for purposes of administration of the Participant's estate or upon the Participant's incompetency for purposes of the protection and management of the assets of the Participant.

(p)

“INCENTIVE STOCK OPTION” means any Stock Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.

(q)

“NON-EMPLOYEE DIRECTOR” means a Director who is not an officer or employee of the Company.

(r)

“NON-QUALIFIED STOCK OPTION” means any Stock Option that is not an Incentive Stock Option.

(s)

“OPTIONEE” means a person who holds a Stock Option.

(t)

“PARTICIPANT” means a person granted an Award.

(u)

“REPRESENTATIVE” means (i) the person or entity acting as the executor or administrator of a Participant's estate pursuant to the last will and testament of a Participant or pursuant to the laws of the jurisdiction in which the Participant had his or her primary residence at the date of the Participant's death; (ii) the person or entity acting as the guardian or temporary guardian of a Participant; (iii) the person or entity which is the beneficiary of the Participant upon or following the Participant's death; or (iv) any person to whom an Option has been transferred with the permission of the Administrator or by operation of law; provided that only one of the foregoing shall be the Representative at any point in time as determined under applicable law and recognized by the Administrator.

(v)

“RETIREMENT” means retirement from active employment under a pension plan of the Company or any subsidiary or Affiliate, or under an employment contract with any of them, or termination of employment or provision of services at or after age 55 under circumstances which the Administrator, in its sole discretion, deems equivalent to retirement.

(w)

“STOCK” means common stock, par value $0.0001 per share, of the Company.

(x)

“STOCK APPRECIATION RIGHT” means a right granted under Section 5.

(y)

“STOCK AWARD” means an Award, other than a Stock Option or Stock Appreciation Right, made in Stock or denominated in shares of Stock.

(z)

“STOCK OPTION” means an option granted under Section 4.

(aa)

“SUBSIDIARY” means any company during any period in which it is a “subsidiary corporation” (as such term is defined in Section 424(f) of the Code) with respect to the Company.

(bb)

“TEN PERCENT HOLDER” means an individual who owns, or is deemed to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary corporation of the Company, determined pursuant to the rules applicable to Section 422(b)(6) of the Code.

In addition, certain other terms used herein have the definitions given to them in the first places in which they are used.

FORM OF PROXY CARD

[X] PLEASE MARK VOTES

       AS IN THIS EXAMPLE

REVOCABLE PROXY

TELECOMM SALES NETWORK, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE

BOARD OF DIRECTORS FOR THE SPECIAL MEETING ON JANUARY 8, 2007

The undersigned stockholder of Telecomm Sales Network, Inc., a Delaware corporation (the "Company"), hereby appoints J. Lloyd Breedlove and Stephen Hoelscher, and each of them, as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of the Company's Common Stock which the undersigned may be entitled to vote at the Special Meeting of Stockholders to be held on January 8, 2007, and any adjournment thereof, with all powers which the undersigned would possess if personally present.

The undersigned acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement of the Company dated November 27, 2006.

1.

PROPOSAL TO APPROVE THE AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO CHANGE THE COMPANY’S NAME FROM TELECOMM SALES NETWORK, INC. TO ANPATH GROUP, INC.

FOR

[   ]

AGAINST   [   ]

ABSTAIN

[   ]

2.

PROPOSAL TO APPROVE THE COMPANY’S 2006 STOCK INCENTIVE PLAN.

FOR

[   ]

AGAINST   [   ]

ABSTAIN

[   ]

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted "FOR" the Approval of Proposals 1 and 2.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. If a limited liability company, please sign in the limited liability company name by an authorized person.

Please be sure to sign and date

this Proxy in the box below

Date

__________________

________________________________________________

Stockholder sign above

Co-holder (if any) sign above

---------------------------------------------------------------------------------------------------------------------

Detach above card, sign, date and mail in postage paid envelope provided

TELECOMM SALES NETWORK, INC.

116 Morlake Drive, Suite 201

Mooresville, North Carolina 28117

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD

PROMPTLY USING THE ENCLOSED ENVELOPE

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELPE PROVIDED.